BUSINESS COMBINATIONS - (Detail) - Futuros del Sur S.A. $ in Thousands	Dec. 18, 2019 ARS ($)
Disclosure of detailed information about business combination [line items]
Percentage of stock acquired	100.00%
Cash and banks deposits	$ 2,618
Other financial assets	651
Other assets	54
Miscellaneous obligations	(125)
Net identifiable assets acquired	3,198
Amount paid net of expenses	6,964
Net cash flow used - investment activities	6,964
Goodwill by business combination	$ 3,766